UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 3, 2006

SI International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50080	52-2127278
(State or Other Jurisdiction		(IRS Employer
of Incorporation)	(Commission File	Identification Number)
Number)

12012 Sunset Hills Road 8th Floor Reston, Virginia		20190
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 234-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                Termination of a Material Definitive Agreement.

On May 3, 2006, Paul R. Brubaker, Executive Vice President and Chief Marketing Officer of SI International, Inc., a Delaware corporation (“SI International”), resigned from his position effective June 3, 2006.

Mr. Brubaker has an executive employment agreement dated March 18, 2005 between himself and SI International (the “Agreement”). As required by terms of the Agreement, Mr. Brubaker provided notice that he was terminating his employment under the Agreement without “Constructive Termination,” as defined by the Agreement.

SI International has not announced an immediate replacement for Mr. Brubaker.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International, Inc.

By:	/s/ JAMES E. DANIEL
James E. Daniel
Vice President,
General Counsel and Secretary

Dated: May 5, 2006